                                 WARRANT AGREEMENT


              This WARRANT AGREEMENT (the "Agreement") is entered into as of June 30, 1996 by and between PARAGON GROUP, INC., a Maryland corporation (the "Company") and INSIGNIA COMMERCIAL GROUP, INC., a Delaware corporation (the "Warrantholder").

              In connection with the entrance into a Stock and Note Purchase Agreement regarding Paragon Group Property Services, Inc. ("Acquiree") (the "Stock Purchase Agreement") by the Warrantholder, Paragon Group L.P, a subsidiary of the Company, and others, the Company hereby agrees to issue and sell to the Warrantholder, in exchange for consideration consisting of entering into the Stock Purchase Agreement, a Stock Purchase Warrant, as hereinafter described (the "Warrant"), to purchase shares (the "Shares") of the Company's Common Stock, $0.01 par value ("Common Stock"). The issuance of the Warrant by the Company shall occur concurrently with the Closing of the Stock Purchase Agreement.

              The aggregate number of Shares subject to this Warrant shall be as follows:

              (a) 50,000 Shares, at an exercise price of $18.25 per Share; ("Initial Shares"); plus

              (b) Up to an additional 238,000 Shares, at an exercise price of $18.25 based on the following formula: 288,000 times a fraction having as the numerator the aggregate amount of Property Specific Management Termination Fees (as defined in the Stock Purchase Agreement) payable during the first two years after the Closing Date (as defined in the Stock Purchase Agreement) and having $2,879,200 as the denominator, minus 50,000 ("Secondary Shares").

              At the end of the twenty four month period following Closing, a determination will be made as to the number of the additional 238,000 Warrants which will be exercisable in accordance with the foregoing formula and any of such additional Warrants which do not become exercisable in accordance with the foregoing formula shall be automatically cancelled.

              In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of defining the terms and provisions of the Warrant and the respective rights and obligations thereunder, the Company and the Warrantholder hereby agree as follows:

              SECTION 1. Transferability and Form of Warrant.

              1.1 REGISTRATION. The Warrant shall be numbered and shall be registered on the books of the Company when issued.

              1.2 NON-TRANSFERABILITY. Neither the Warrant nor the right, title or interest of the Warrantholder in this Agreement may be transferred or assigned unless such transfer or assignment is to an "accredited investor," as defined in Rule 501 promulgated under the Securities Act of 1933, as amended, compliance with said standard to be demonstrated by evidence reasonably satisfactory to the Company; PROVIDED, HOWEVER, in the event the Warrantholder assigns or transfers his interest in this Agreement, the assignee or transferee of said interest shall be subject to all Section 1.3 restrictions and shall acquire only such partial exercise rights as remain pursuant thereto. This Agreement and all rights and interests hereunder are assignable or transferrable by Warrantholder only in whole and not in part. Any Shares issued pursuant to a Warrant issued hereunder shall be subject to the rights and obligations of that certain Registration Rights Agreement dated of even date herewith between the Company and Warrantholder.

              1.3 SECURITIES LAW RESTRICTIONS ON TRANSFER OF THE WARRANT. Neither this Agreement, the Warrant, any of the Shares, nor any interest herein or therein may be sold, transferred, or otherwise disposed of in the absence of registration or qualification, as the case may be, of the same under the Securities Act of 1933, as amended, and applicable state securities laws, or an exemption therefrom. The Warrant may be divided, upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares, but in no event shall the Company be obligated to issue a Warrant for less than five thousand (5,000) Shares. Unless the context indicates otherwise, the term "Warrantholder" shall include any transferee or transferee of the Warrant and the term "Warrant" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or permitted transfer pursuant to this Agreement.

              1.4 FORM OF WARRANT. The text of the Warrant and the form of election to purchase Shares shall be substantially as set forth in
         EXHIBIT 1.4A and EXHIBIT 1.4B attached hereto and hereby made a part hereof. The price per Share and the number of Shares issuable upon exercise of the Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrant shall be executed on behalf of the Company by its Chairman or President and by its Secretary or Treasurer.

              A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

              The Warrant shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

              1.5 LEGEND ON WARRANT SHARES. The Warrant and each certificate for Shares initially issued upon exercise of the Warrant, shall bear the following legend:

                   "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, MORTGAGED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (II) UPON RECEIPT OF AN OPINION OF THE COUNSEL TO THE TRANSFEROR, REASONABLY ACCEPTABLE TO THE ISSUER, THAT SUCH SALE, TRANSFER, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION IS PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARD THE DISTRIBUTION OR RESALE THEREOF, AND AGREES TO COMPLY WITH THE WARRANT AGREEMENT, DATED AS OF JUNE 30, 1996 BY AND AMONG PARAGON GROUP, INC. AND INSIGNIA COMMERCIAL GROUP, INC. AND THE REGISTRATION RIGHTS AGREEMENT DATED AS OF JUNE 30, 1996 BY AND AMONG INSIGNIA COMMERCIAL GROUP INC. AND PARAGON GROUP, INC."

              Any warrant or certificate issued at any time in exchange or substitution for any warrant or certificate bearing such legend shall also bear the above legend unless, in the opinion of the Company's counsel or such other counsel as shall be reasonably approved by the Company, the securities represented thereby are no longer subject to the restrictions referred to in such legend.

              1.6 INVESTMENT LETTER. Simultaneously with the delivery to the Warrantholder of certificates or other documents representing the Shares and the Warrant, the Warrantholder will execute and deliver to the Company a letter, in the following form of Exhibit
         1.6 hereto, representing to the Company as follows:

                   (a) The Warrantholder is acquiring the Shares and the Warrant for Warrantholder's own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

                   (b) Warrantholder has received copies of all Reports on Form 10-K for the period ending December 31, 1995, Form 10-Q for the period ending March 31, 1996, and other forms required to be filed and filed by the Company with the Securities and Exchange Commission (the "Commission") since January 1, 1996;

                   (c) (i) The Warrantholder has total assets equal to or in excess of Five Million Dollars ($5,000,000);

                   (d) The Warrantholder understands that Warrantholder may not sell or dispose of the Shares or the Warrant in the absence of either a registration statement under the 1933 Act or an exemption from the registration provisions of the 1933 Act;

                   (e) The Warrantholder understands and agrees that if he should decide to dispose of or transfer any of the Shares or the Warrant, he may dispose of them only (i) in compliance with the 1933 Act, as then in effect, and (ii) upon delivery to the Company of an opinion, in form and substance reasonably satisfactory to the Company, of recognized securities counsel to the effect that the disposition or transfer is to be made in compliance with all applicable federal and state securities laws; and

                   (f) The Warrantholder understands that stop-transfer instructions to the foregoing effect will be in effect with respect to the Shares and the Warrant.

              SECTION 2. EXCHANGE OF WARRANT CERTIFICATE. Subject in all respects to the limitations on transferability and divisibility of
         SECTION 1 hereof, any certificate evidencing all or a portion of the Warrant may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitling such Warrantholder to purchase. Any Warrantholder desiring to exchange a certificate evidencing all or a portion of the Warrant, shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the portion of the Warrant to be so exchanged. Thereupon, the Company shall, within five (5) business days, execute and deliver to the person entitled thereto a new certificate evidencing all or a portion of the Warrant as so requested.

              SECTION 3. TERM OF WARRANTS; EXERCISE OF WARRANTS.

              (a) Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time during the period commencing at 9:00 a.m., New York, New York time, on July 1, 1996 (the "Initial Shares Exercisability Date") and ending at 5:00 p.m,, New York, New York time, on June 30, 2001 (the "Termination Date"), to purchase from the Company up to the number of Initial Shares which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement and the portion of the Warrant (or certificate therefor) then held by it, upon surrender to the Company, at its principal office in Dallas, Texas, of the certificate evidencing the portion of the Warrant to be exercised, together with the purchase form on the reverse thereof duly filled in and signed, and upon payment to the Company of the Warrant Price, as defined in and determined in accordance with the provisions of Sections 6 and 7 hereof, for the number of Shares with respect to which such portion of the Warrant is then exercised. Payment of the aggregate Warrant Price shall be made in cash, by cashier's check or by wire transfer.

              (b) Subject to the terms of this Agreement, the Warrantholder shall have the right at any time prior to 5 p.m. local New York, New York time on the second anniversary of the date hereof to notify the Company in writing of the Warrantholders' to liquidate some or all of the Secondary Shares to which the Warrantholder may then or subsequently be entitled (an "Early Notice"). In the event of an Early Notice, the Warrantholder shall be entitled to receive an amount equal to:

              (i) the excess of the closing price of the Common Stock on the date of delivery of the Early Notice over the Exercise Price times

              (ii) the number of Secondary Shares to which the Warrantholder ultimately becomes entitled and which were the subject of an Early Notice (an "Early Payment").

              Payment of an Early Payment, if any, shall be made by the Company to Warrantholder in installments each of which will be made promptly following , but in no event more than 15 days after the date(s) on which it is determinable that Warantholder is entitled to any Secondary Shares, determined in accordance with the terms of this Agreement and the Stock Purchase Agreement based on the occurrences of Management Termination Events during the twenty four month period ending on the second anniversary of the date hereof

              (c) Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time during the period commencing at 9:00 a.m., New York, New York time, on July 1, 1998 (the "Secondary Shares Exercisability Date") and ending at 5:00 p.m,, New York, New York time, on June 30, 2001 (the "Termination Date"), to purchase from the Company up to the number of Secondary Shares which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement (as such number is automatically adjusted downward to take account of the number of Secondary Shares liquidated by Warrantholder in accordance with the provisions of Section 3(b) hereof), and the portion of the Warrant (or certificate therefor) then held by it, upon surrender to the Company, at its principal office in Dallas, Texas, of the certificate evidencing the portion of the Warrant to be exercised, together with the purchase form on the reverse thereof duly filled in and signed, and upon payment to the Company of the Warrant Price, as defined in and determined in accordance with the provisions of Sections 6 and 7 hereof, for the number of Shares with respect to which such portion of the Warrant is then exercised. Payment of the aggregate Warrant Price shall be made in cash, by cashier's check or by wire transfer.

              (c) Upon such surrender of the Warrant (or certificate therefor) and payment of such Warrant Price as aforesaid, the Company shall, within five (5) business days, issue and cause to be delivered to or upon the written order of the Warrantholder, and in such name or names as the Warrantholder may designate, certificate or certificates for the number of full Shares so purchased upon the exercise of the Warrant, together with cash, as provided in
         SECTION 8 hereof, with respect to any fractional Shares otherwise issuable upon such surrender and the cash, property and other securities to which the Warrantholder is entitled pursuant to the provisions of SECTION 7. The Warrant shall be exercisable, at the election of the Warrantholder, either in whole or from time to time in part (but in no event for less than 5,000 Shares) and, in the event that the certificate evidencing the Warrant is exercised with respect to less than all of the Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining Warrant shall be issued by the Company.

              SECTION 4. PAYMENT OF TAXES. The Warrantholder shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares; further, provided that the Company shall not be required to pay any tax or taxes which may be payable with respect to any secondary transfer of the Warrant or the Shares.

              SECTION 5. MUTILATED OR MISSING WARRANT. In case the certificate or certificates evidencing the Warrant shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and of a bond of indemnity, if requested, also satisfactory in form and amount at the applicant's cost. Applicants for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe, not to exceed Two Hundred Fifty and no/100 Dollars ($250) per occurrence.

              SECTION 6. WARRANT PRICE AND CASHLESS EXERCISE.

              6.1 WARRANT PRICE. The price per Share (the "Warrant Price") at which Shares shall be purchasable upon the exercise of the Warrant shall be $18.25 per Share, subject to adjustment pursuant to Section 7 hereof.

              6.2 CASHLESS EXERCISE. Except as otherwise noted, the Warrant Price may be paid as follows:

                        (i)  In all cash;

                        (ii) In a combination of already held Common Stock
                   valued at its fair market value as of the date of the exercise and cash; or

                        (iii) If the fair market value of one share of
                   Common Stock as of the date of exercise is greater than the Warrant Price per share of Common Stock, in lieu of exercising the Warrant for cash only, or cash and Common Stock as provided herein, the Warrantholder may elect to receive shares equal to the value (as determined below) of the Warrant (or the portion thereof being cancelled) plus any cash or Common Stock (the "other consideration") as provided in paragraph (ii) above, by surrender to the Company the other consideration (if any) and the Warrant (or certificate therefor) as provided above, and the Company shall issue to the Warrantholder a number of shares of Common Stock equal to: (A) the number of shares of Common Stock to which the Warrantholder is entitled as a result of the delivery of the other consideration, plus
                   (B) a number of shares of Common Stock computed using the following formula (collectively, a "Cashless Exercise"):

                             X =  Y (A-B)
                                  -------
                                     A

                   Where:    X =  the number of shares of Common Stock to
                                  be issued to the Warrantholder

                             Y =  the number of shares of Common Stock
                                  purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation)

                             A = the fair market value of one share of the Company's Common Stock (as of the exercise date)

                             B =  Warrant Price per Share

              For all purposes of this Section 6.2, the fair market value per share shall equal the average closing price quoted on the New York Stock Exchange (or on any other exchange on which the Common Stock is listed) as published in the Eastern Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.

              SECTION 7. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.

              7.1 ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                   (A) ADJUSTMENTS. The number of Shares purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment as follows:

                        (i) In the event the Company shall (A) pay a stock dividend or make a distribution to holders of Common Stock in shares of its Common Stock, (B) subdivide its outstanding shares of Common Stock into a larger number of shares, (C) combine its outstanding shares of Common Stock into a smaller number of shares, (D) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, or (E) take any action which would result in any of the foregoing, then (1) the Warrant Price shall be increased or decreased, as the case may be, to an amount which shall bear the same relation to the Warrant Price as the total number of shares outstanding immediately prior to such action shall bear to the total number of shares outstanding immediately after such action and (2) the Warrant automatically shall be adjusted so that it thereafter shall be convertible into the kind and number of shares of Common Stock or other securities which the Holder would have owned and would have been entitled to receive after such action or any record date with respect thereto. An adjustment made pursuant to this
                   SECTION 7.1(a)(i) shall become effective retroactively immediately after the record date in the case of a dividend or distribution of Common Stock and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                        If any event shall occur as to which the provisions
                   of this SECTION 7.1(a)(i) shall not be strictly applicable, but with respect to which the failure to make any adjustment to the Warrant Price and the number of shares issuable upon exercise of the Warrant would not fairly protect the purchasing rights contained in this Agreement in accordance with the intent and principles of this SECTION 7.1(a)(i), upon request of the Warrantholder, the Company shall appoint a firm of independent public accountants reasonably acceptable to the Warrantholder which shall give its opinion upon the adjustments, if any, consistent with the intent and principles established in this SECTION 7.1(a)(i) necessary to preserve without dilution of the purchasing rights represented by this Agreement. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Warrantholder and shall make the adjustments described therein.

                        (ii) In calculating any adjustment hereunder, the
                   Warrant Price shall be calculated to the nearest cent and the number of Shares purchasable hereunder shall be calculated to the nearest .001 of a share.

                        (iii) For the purpose of this SECTION 7.1(a), the
                   term "Common Stock" shall mean (A) the class of stock designated as the Class A Common Stock of the Company at the date of this Agreement, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this SECTION 7, the Warrantholder shall become entitled to purchase any securities of the Company other than Common Stock, the Company shall duly reserve such securities for issuance and thereafter the number of such other securities so purchasable upon exercise of the Warrant and the Warrant Price of such securities shall be subject to the adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this SECTION 7.

                        (iv)  In any case in which the provisions of this
                   SECTION 7.1(a) require that the adjustment shall be effective immediately after a record date for an event, the Company may defer until the occurrence of such event
                   (1) issuing to the holder of the Warrant or portion thereof exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment, and (2) paying to such holder any cash in lieu of a fractional share of Common Stock pursuant to SECTION 8 hereof.

                   (b)  No Adjustment for Dividends. Except as provided in
              SECTION 7.1(a), no adjustment with respect to any ordinary dividends (made out of current earnings) on shares of Common Stock shall be made during the term of the Warrant or upon the exercise of the Warrant.

                   (C) NO ADJUSTMENT FOR RIGHTS OFFERING. Notwithstanding anything seemingly to the contrary contained herein, no adjustment on shares of Common Stock (which adjustment might otherwise be effected pursuant to this Section 7) shall be made in connection with any rights offering made to all holders of the Common Stock to purchase shares of the capital stock or other securities of any subsidiary of the Company.

              7.2 STATEMENT ON WARRANTS. Irrespective of any adjustment in the Warrant Price or the number or kind of Shares purchasable upon the exercise of the Warrant, the Warrant certificate or certificates theretofore issued may continue to express the same price and number and kind of shares as are stated in the Warrant initially issuable pursuant to this Agreement.

              7.3 RESERVATION. The Company shall at all times reserve and keep available, so long as the Warrant remains outstanding, out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon the exercise of the Warrant and shall take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such Common Stock.

              7.4 CHANGE IN CONTROL; MERGER; REORGANIZATION. Notwithstanding anything to the contrary contained herein, in the event of (i) a Change of Control (as hereinafter defined), (ii) any consolidation or merger of the Company with or into another person, (iii) the sale, lease, or transfer of all or substantially all of the assets of the Company to another person, (iv) a "going private" transaction whereby the securities of the Company cease to be traded on a national stock exchange, or (v) a reorganization of the Company, the Company may, in its sole discretion, provide written notice of such occurrence to the Warrantholder (the "Change of Control Notice"). The Warrantholder may, within ten (10) calendar days of receipt of a Change of Control Notice (the "Notice Cutoff Date"), exercise the Warrant and purchase, in accordance with the procedures set forth in SECTION 3 hereof, up to such number of Shares as the Warrantholder may be entitled to purchase hereunder. If the Company provides a Change of Control Notice to the Warrantholder and the Warrantholder has not exercised the Warrant in accordance with the terms of this Agreement by 5:00 p.m., local time of Greenville, South Carolina, on the Notice Cutoff Date, the Warrants and all rights hereunder shall expire and terminate (unless the Change of Control described in a Change of Control Notice provided to the Warrantholder does not occur within twelve
         (12) months from the Notice Cutoff Date in which case the Warrant shall remain outstanding).

              For purposes of this Agreement, Change of Control shall mean the acquisition by any person or group (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, (the "Act") of beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Act) of more than 25% of the outstanding shares of Common Stock of the Company, except for any acquisition, the purpose of which is to create one or more holding companies for the Company.

              SECTION 8. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Shares on the exercise of the Warrant. If any fraction of a Share would, except for the provisions of this
         Section 8, be issuable on the exercise of the Warrant (or specified portions thereof), the Company shall pay an amount in cash equal to the adjusted Warrant Price of such fractional Share.

              SECTION 9. NO RIGHTS AS STOCKHOLDER. Nothing contained in this Agreement or in the Warrant shall be construed as conferring upon the Warrantholder or its transferee any rights as a stockholder of the Company.

              SECTION 10. NOTICES. Any notice pursuant to this Agreement by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered personally with written receipt acknowledged or mailed by certified mail five days after mailing, return receipt requested:

                   If to the Warrantholder:
                   INSIGNIA COMMERCIAL GROUP, INC.
                   One Insignia Financial Plaza
                   P.O. Box 1089
                   Greenville, South Carolina 29602
                   Attention: General Counsel

                   with a copy to:

                   Farris, Warfield & Kanaday
                   1900 Third National Financial Center
                   424 Church Street
                   Nashville, Tennessee 37219
                   Attention:  B. Riney Green, Esq.

                   If to the Company:

                   PARAGON GROUP, INC.
                   7557 Rambler Road, Ste. 1200
                   Dallas, Texas 75231
                   Attn: William R. Cooper
                   with a copy to:

                   Stutzman & Bromberg
                   2323 Bryan Street
                   Suite 2200
                   Dallas, Texas  75201
                   Attn: M. David Stutzman

              Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

              SECTION 11. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors, heirs and permitted assigns.

              SECTION 12. BENEFITS OF THIS AGREEMENT. Except as otherwise provided herein, nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company and the Warrantholder.

              SECTION 13. FURTHER ASSURANCES. The Company hereby agrees promptly to execute, at the Warrantholder's reasonable request after the issuance of the Warrant, any documents or materials related to the transactions contemplated by this Agreement.

              SECTION 14. TIME OF ESSENCE. Time is of the essence in interpreting and performing this Agreement.

              SECTION 15. SEVERABILITY. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired hereby.

              SECTION 16. JURY TRIAL; JURISDICTION. The parties waive the right to a jury trial with respect to any controversy or claim between or among the parties hereto, including but not limited to those arising out of or relating to this Agreement, including any claim based on or arising from an alleged tort. Venue for any and all disputes arising out of or in connection with this Agreement shall be exclusively in the federal and state courts in the State of Texas. The parties hereto consent and submit to the jurisdiction of such courts and waive any objection to venue laid therein. Process in any action or proceeding referred to in this Agreement may be served on any party anywhere in the world.

              SECTION 17. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. The parties, in acknowledgement that they have been
                                           12
         represented by counsel and that this Agreement has been carefully negotiated, agree that the construction and interpretation of this Agreement and other documents entered into in connection herewith shall not be affected by the identity of the party under whose direction or at whose expense this Agreement and such documents were prepared or drafted.

              SECTION 18. ATTORNEYS' FEES. In the event of any disputes arising hereunder concerning the interpretation or enforcement of this Agreement, a party shall be entitled to recover from the party determined to be in breach its attorneys' fees, costs and expenses.

              SECTION 19. SPECIFIC PERFORMANCE. Each of the parties shall be entitled to specific performance in the event of a breach by the other party of their respective obligations hereunder. Such remedy shall be in addition to, but shall not replace, any other remedies which might be available under this Agreement, at law or in equity, including without limitation, actions for attorney's fees.

              SECTION 20. REGISTRATION RIGHTS. The Common Stock issuable upon exercise of this Warrant may be subject to certain rights pursuant to the Registration Rights Agreement dated of even date herewith.

              SECTION 21. REPRESENTATIONS OF COMPANY. The Company represents and warrants to Warrantholder as follows:

              21.01 CORPORATE ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and is duly qualified and in good standing in all other states where the nature of its business or operations or the ownership of its property requires such qualification.

              21.02 CORPORATE APPROVAL. The Company has full corporate power and authority to execute and deliver this Agreement and all other documents and agreements to be executed and delivered by it hereunder ("Transaction Documents") and to consummate the transactions contemplated hereby. The board of directors of the Company has duly and validly approved the execution, delivery, and performance of this Agreement and the transactions contemplated herein. No other corporate or legal proceedings on the part of the Company are necessary to approve and authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes, and the other Transaction Documents, when executed, will constitute, the legal, valid, and binding obligation and agreement of the Company enforceable against the Company in accordance with its terms, subject only to the general law of creditors' rights.
                                               13

              IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.


         "WARRANTHOLDER"               INSIGNIA COMMERCIAL GROUP, INC.



                                       -----------------------------------
                                       By:
                                       -----------------------------------
                                       Title:
                                       -----------------------------------


         "COMPANY"                     PARAGON GROUP, INC.



                                       -----------------------------------
                                       By:
                                       -----------------------------------
                                       Title:
                                       -----------------------------------

                                                          EXHIBIT 1.4A to
                                                        Warrant Agreement


                                                          WARRANT NO. __

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, MORTGAGED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (II) UPON RECEIPT OF AN OPINION OF THE COUNSEL TO THE TRANSFEROR, REASONABLY ACCEPTABLE TO THE ISSUER, THAT SUCH SALE, TRANSFER, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION IS PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARD THE DISTRIBUTION OR RESALE THEREOF, AND AGREES TO COMPLY WITH THE WARRANT AGREEMENT, DATED AS OF JUNE ___, 1996, BY
              AND AMONG PARAGON GROUP, INC. AND INSIGNIA COMMERCIAL GROUP, INC. AND THE REGISTRATION RIGHTS AGREEMENT DATED AS OF JUNE ___, 1996 BY AND AMONG INSIGNIA COMMERCIAL GROUP INC. AND PARAGON GROUP, INC."


                     WARRANT TO PURCHASE UP TO ______ SHARES
                              OF ______ STOCK OF
                        PARAGON GROUP, INC. $_____ PAR VALUE

                     Exercisable commencing July ___, 1998;
                           Void after June ___, 2001;


              THIS CERTIFIES that, for value received, Insignia Commercial Group, Inc., a Delaware corporation, ("Holder"), or registered assigns, is entitled, subject to the terms and conditions set forth in this Warrant, to purchase from PARAGON GROUP, INC., a Delaware corporation (the "Company"), up to ______ shares, of ______
         ______ Stock, $______ par value ("Shares"), of the Company, commencing at 9:00 a.m., Eastern time, on June __, 1996 and continuing up to 5 p.m. Eastern time on June __, 2001 at a price per Share of $18.25, such number of Shares and price per Share being subject to adjustment from time to time as set forth in the Warrant Agreement referred to below. This Warrant is issued pursuant to a Warrant Agreement between the Holder and the Company dated as of June __, 1996 and is subject to all the terms thereof, including the limitations on transferability set forth therein.

              This Warrant may be exercised by the holder hereof, in whole or in part (but not for less than 5,000 Shares, nor in certain circumstances, as to a fractional share), by the presentation and surrender of this Warrant with the form of Election to Purchase duly executed, at the principal office of the Company (or at such other address as the Company may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company), and upon payment to the Company of the purchase price in cash, by cashier's check, by Cashless Exercise (as defined in the Warrant Agreement) or by wire transfer. Certificates for the Shares so purchased shall be delivered or mailed to the Holder promptly after this Warrant shall have been so exercised, and, unless this Warrant has expired or has been exercised in full, a new Warrant identical in form but representing the number of Shares with respect to which this Warrant shall not have been exercised shall also be issued to the holder hereof.

              Nothing contained herein shall be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company.


         Dated: June ___, 1996

                                       -------------------------------------

                                       By:
                                       -------------------------------------
                                       Title:
                                       -------------------------------------

                                                     EXHIBIT 1.4B to
                                                    Warrant Agreement

                          ------------------------------


                               ELECTION TO PURCHASE


         ------------------------------:

              The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _________ Shares provided for therein, and requests that certificates for the Shares be issued in the name of:






              (Please Print Name, Address and Tax Identification Number) and, if said number of Shares shall not be the total number of Shares purchasable hereunder, that a new Warrant certificate for the balance of the Shares purchasable under the within Warrant certificate be registered in the name of the undersigned Warrantholder or its assignee as below indicated and delivered to the address stated below:

         Dated: _________________, ____


                   Name of Warrantholder or
                   Assignee (Please Print): ___________________________________

                   Address: ___________________________________________________

                   Signature: _________________________________________________

              Signature Guaranteed: Note: The above signature must correspond with the name as written upon the face of this Warrant certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant has been assigned.



                  (To be signed only upon assignment of Warrant)

              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         _______________________________________________________________
         _______________________________________________________________


         (Name and Address of Assignee must be Printed or Typewritten) the within Warrant, hereby irrevocably constituting and appointing ______________________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

         Dated: ___________, ____


                                            ______________________________
                                            Signature of Registered Holder


              Signature Guaranteed: Note:   The above signature of this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of the within Warrant
                                            certificate in every
                                            particular, without alteration
                                            or enlargement or any change
                                            whatever.

                                                      EXHIBIT 1.6 to
                                                    Warrant Agreement



                           [letterhead of Warrantholder]


         June   , 1996


         ------------------------------:


              The undersigned warrantholder ("Warrantholder") hereby represents and warrants to you as follows:


                   (a) The Warrantholder is acquiring the Shares and the Warrant for Warrantholder's own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

                   (b) Warrantholder has received copies of all Reports on Form 10-K for the period ending December 31, 199 , Form 10-Q for the period ending __________, 199__, and other forms required to be filed and filed by the Company with the Securities and Exchange Commission (the "Commission") since January 1, 199__;

                   (c) (i) The Warrantholder has total assets equal to or in excess of Five Million Dollars ($5,000,000);

                   (d) The Warrantholder understands that Warrantholder may not sell or dispose of the Shares or the Warrant in the absence of either a registration statement under the 1933 Act or an exemption from the registration provisions of the 1933 Act;

                   (e) The Warrantholder understands and agrees that if he should decide to dispose of or transfer any of the Shares or the Warrant, he may dispose of them only (i) in compliance with the 1933 Act, as then in effect, and (ii) upon delivery to the Company of an opinion, in form and substance reasonably satisfactory to the Company, of recognized securities counsel to the effect that the disposition or transfer is to be made in compliance with all applicable federal and state securities laws; and

                   (f) The Warrantholder understands that stop-transfer instructions to the foregoing effect will be in effect with respect to the Shares and the Warrant.

              IN WITNESS WHEREOF, the undersigned has caused this letter to be duly executed, all as of the day and year first above written.


         INSIGNIA COMMERCIAL GROUP, INC.


         By: ______________________________

         Title: ___________________________



                                      2